                                                                     EXHIBIT 4.1

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                          SECOND SUPPLEMENTAL INDENTURE


                                      FROM


                        MICHIGAN CONSOLIDATED GAS COMPANY


                                       TO


                                 CITIBANK, N.A.


                                     TRUSTEE

                                  -------------

                            Dated as of June 9, 1999



                            SUPPLEMENTAL TO INDENTURE

                            Dated as of June 1, 1998


                             Senior Debt Securities





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



3   This SECOND SUPPLEMENTAL INDENTURE is made as of the 9th day of June, by and between MICHIGAN CONSOLIDATED GAS COMPANY, a corporation duly organized and existing under the laws of the State of Michigan (the "Company"), and CITIBANK, N.A., a national banking association incorporated and existing under and by virtue of the laws of the United States of America, as trustee (the "Trustee").

                            RECITALS OF THE COMPANY:

         WITNESSETH: that

         The Company has heretofore executed and delivered its Indenture (hereinafter referred to as the "Indenture"), made as of June 1, 1998, as supplemented by a First Supplemental Indenture dated as of June 18, 1998; and

         Section 3.1 of the Indenture provides that Securities shall be issued in series and that a Board Resolution and an Officer's Certificate shall specify the terms of each issue of Securities; and

         The Company desires to establish a series of Securities to be designated "Senior Secured Insured Quarterly Notes due 2038" (the "Senior Secured Insured Quarterly Notes") and a series of Securities to be designated "Senior Notes, due 2039" (the "Senior Notes") (together, the "Securities"); and

         Section 10.1 of the Indenture provides that the Company and the Trustee may enter into indentures supplemental thereto for the purposes, among others, of establishing the form of Securities or establishing or reflecting any terms of any Security and adding to the covenants of the Company; and

         The execution and delivery of this Second Supplemental Indenture (herein, this "Supplemental Indenture") has been duly authorized by a Board Resolution;

         NOW, THEREFORE, this Supplemental Indenture;

         WITNESSETH, that, in order to set forth the terms and conditions upon which Securities are, and are to be, authenticated, issued and delivered, and in consideration of the sum of one dollar duly paid to it by the Trustee at the execution of this Supplemental Indenture, the receipt whereof is hereby acknowledged, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective Holders from time to time of the Securities as follows:

                                    ARTICLE I
                       RELATION TO INDENTURE; DEFINITIONS

SECTION 1.1

         This Supplemental Indenture constitutes an integral part of the Indenture.

SECTION 1.2

         For all purposes of this Supplemental Indenture:

         (a) Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Indenture;

         (b) All references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Supplemental Indenture; and

         (c) The terms "hereof," "herein," "hereby," "hereto," "hereunder," and "herewith" refer to this Supplemental Indenture.


                                   ARTICLE II
                                 THE SECURITIES

         There shall be hereby established two series of Securities, known as and entitled "Senior Secured Insured Quarterly Notes due 2038" and "Senior Notes due 2039." The aggregate principal amount of the Senior Secured Insured Quarterly Notes shall be limited to Fifty-Five Million Dollars ($55,000,000) and the aggregate principal amount of the Senior Notes shall be limited to Fifty-Five Million Dollars ($55,000,000). Such Securities shall be initially authenticated and delivered from time to time upon delivery to the Trustee of the documents required by Section 3.1 of the Indenture, including, among other things, a Board Resolution and an Officer's Certificate specifying, with respect to each issue of the Senior Secured Insured Quarterly Notes and the Senior Notes, the form of Securities for each of the Senior Secured Insured Quarterly Notes and the Senior Notes substantially in the forms of Securities attached hereto as Appendix I and Appendix II with such changes therein as may be authorized by a Board Resolution and an Officer's Certificate as may be required by law and which shall not be inconsistent with the terms and provisions of the Indenture or this Supplemental Indenture. The terms of such forms of Securities are incorporated by reference herein.

                                   ARTICLE III
                          TRANSFER OF COLLATERAL BONDS

         The Company hereby issues, delivers and transfers to the Trustee (A) in connection with the issuance of the Senior Secured Insured Quarterly Notes, Fifty-Five Million Dollars ($55,000,000) aggregate principal amount of a related issue of Collateral Bonds of the Company designated "First Mortgage Bonds, Collateral Series C" and (B) in connection with the issuance of the Senior Notes, Fifty-Five Million Dollars ($55,000,000) aggregate principal amount of a related issue of Collateral Bonds of the Company designated "First Mortgage Bonds, Collateral Series D" (each, a "Related Issue," as to the respective series of Securities it secures, together, the "Collateral Bonds"), each of which has been fully registered in the name of the Trustee in such capacity, to be held in trust for the benefit of the Holders from time to time of the Related Issue of Securities and, if such transfer does not constitute a sale of the Collateral Bonds to the Trustee, the Company hereby grants a perfected security interest in the Collateral Bonds for the benefit of such Holders, in each case as security for any and all obligations of the Company under the Indenture, this Supplemental Indenture and the Related Issue of Securities, including but not limited to (1) the full and prompt payment of the interest on, principal of, and premium, if any, on the Securities when and as the same shall become due and payable in accordance with the terms and provisions of the Indenture and this Supplemental Indenture and the Related Issue of Securities, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption, and (2) the full and prompt payment of any interest on the Securities when and as the same shall become due and payable in accordance with the terms and provisions of the Indenture and this Supplemental Indenture or the Related Issue of Securities. The Trustee shall enforce all of its rights under the First Mortgage Indenture as a holder of the Related Issue of Collateral Bonds transferred to it as provided in this Article III for the benefit of the Insurer and the Holders of the Related Issue of Securities and the proceeds of the enforcement of such rights shall be applied by the Trustee to satisfy the Company's obligations under the Indenture, this Supplemental Indenture, and the Related Issue of Securities.

         The Company shall make payments of the principal of, and premium or interest on, the Collateral Bonds to the Trustee, which payments shall be applied by the Trustee to satisfaction of all obligations then due on the Related Issue of Securities.

         The Collateral Bonds shall not be sold or transferred by the Trustee until the earlier of the Release Date or the prior retirement of the Securities through redemption, repurchase or otherwise. The "Release Date" shall be the date that all First Mortgage Bonds of the Company issued and outstanding under the First Mortgage Indenture, other than the Collateral Bonds (as defined in the Senior Indenture) have been retired (at, before or after the maturity thereof) through payment, redemption or otherwise provided that no Default or Event of Default has occurred and, at such time, is continuing under the Indenture.

         Copies of the forms of Collateral Bonds are attached hereto as Appendix III and IV, respectively, and their terms are hereby incorporated by reference herein.

                                   ARTICLE IV
                                  MISCELLANEOUS

SECTION 4.1

         The Trustee has accepted the amendment of the Indenture effected by this Supplemental Indenture and agrees to execute the trust created by the Indenture as hereby amended, but only upon the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, and without limiting the generality of the foregoing, the Trustee shall not be responsible in any manner whatsoever for or with respect of any of the recitals or statements contained herein, all of which recitals or statements are made solely by the Company, or for or with respect to (a) the validity or sufficiency of this Supplemental Indenture or any of the terms or provisions hereof, (b) the proper authorization hereof by the Company by corporate action or otherwise, and (c) the due execution hereof by the Company.

SECTION 4.2

         This Supplemental Indenture shall be construed in connection with and as a part of the Indenture.

SECTION 4.3

         (a) If any provision of this Supplemental Indenture conflicts with another provision of the Indenture required to be included in indentures qualified under the Trust Indenture Act of 1939, as amended (as enacted prior to the date of this Supplemental Indenture), by any of the provisions of Section 310 to 317, inclusive, of said act, such required provision shall control.

         (b) In case any one or more of the provisions contained in this Supplemental Indenture or in the Securities issued hereunder should be invalid, illegal, or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected, impaired, prejudiced or disturbed thereby.

SECTION 4.4

         Whenever in this Supplemental Indenture either of the parties hereto is named or referred to, such name or reference shall be deemed to include the successors or assigns of such party, and all the covenants and agreements contained in this Supplemental Indenture by or on behalf of the Company or by or on behalf of the Trustee shall bind and inure to the benefit of the respective successors and assigns of such parties, whether so expressed or not.

SECTION 4.5

         (a) This Supplemental Indenture may be simultaneously executed in several counterparts, and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

         (b) The descriptive headings of the several Articles of this Supplemental Indenture were formulated, used and inserted in this Supplemental Indenture for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         IN WITNESS WHEREOF, MICHIGAN CONSOLIDATED GAS COMPANY has caused this Supplemental Indenture to be executed by its Chairman, Chief Executive Officer, President, Vice Chairman or a Vice President, or any other officer selected by the Board of Directors, and its corporate seal to be hereunto affixed, duly attested by its Secretary or an Assistant Secretary, and CITIBANK, N.A., as Trustee as aforesaid, has caused this Supplemental Indenture to be executed by one of its authorized signatories, as of June 9, 1999.

                                     MICHIGAN CONSOLIDATED GAS
                                      COMPANY



                                     By:   /s/ Harold Gardner
                                        -------------------------------------
                                     Name:  Harold Gardner
                                     Title:  Vice President and Chief Accounting
                                     Officer
ATTEST:

 /s/ Ronald E. Christian
-----------------------------
Secretary


                                     CITIBANK, N.A., as Trustee



                                     By:   /s/ R. Duma
                                        -------------------------------------
                                     Name:  R. Duma
                                     Title:  Senior Trust Officer

ATTEST:

 /s/ Nancy Forte
-----------------------------
Authorized Officer

                                                                         Annex I

                                                                     $55,000,000


         THIS NOTE IS IN GLOBAL FORM WITHIN THE MEANING OF THE SENIOR INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR A NOTE IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY.

         Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company (as defined below) or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


                        MICHIGAN CONSOLIDATED GAS COMPANY

                  6.85% Senior Secured Insured Quarterly Notes
                                    due 2038


Principal Amount:  $55,000,000

Authorized Denomination:  $1,000

Regular Record Date: close of business on the 15th calendar day prior to the relevant Interest Payment Date

Original Issue Date:  June 9, 1999

Stated Maturity:  June 1, 2038

Interest Payment Dates:  March 1, June 1, September 1 and December 1

Interest Rate:  6.85% per annum

         MICHIGAN CONSOLIDATED GAS COMPANY, a corporation duly organized and existing under the laws of the State of Michigan (the "Company", which term includes any successor corporation under the Senior Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, at the office or agency of the Company in The City of New York, New York, the principal sum of FIFTY-FIVE MILLION DOLLARS ($55,000,000) on June 1, 2038 (the "Stated Maturity Date"), in the coin or currency of the United States, and to pay interest thereon from the Original Issue Date shown above, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly in arrears on each Interest Payment Date as specified above, commencing on September 1, 1999 and on the Stated Maturity at the rate per annum shown above (the "Interest Rate") until the principal hereof is paid or made available for payment and on any overdue principal and on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date (other than an Interest Payment Date that is the Stated Maturity or a Redemption Date) will, as provided in the Senior Indenture, be paid to the Person in whose name this 6.85% Senior Secured Insured Quarterly Note Due 2038 is registered on the Regular Record Date as specified above next preceding such Interest Payment Date; provided that any interest payable at Stated Maturity or on a Redemption Date will be paid to the Person to whom principal is payable. Except as otherwise provided in the Senior Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Senior Secured Insured Quarterly
Note is registered at the close of business on a Special Record Date for the payment of such defaulted Interest to be fixed by the Senior Trustee, notice whereof shall be given to Holders of securities of this series not less than 10 days prior to such special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the securities of this series shall be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Senior Indenture.

         Payments of interest on this Senior Secured Insured Quarterly Note will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Senior Secured Insured Quarterly Note shall be computed and paid on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Senior Secured Insured Quarterly Note is not a business Day, then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. "Business Day" means a day other than (i) a Saturday or a Sunday, (ii) a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to remain closed or (iii) a day on which the Corporate Trust Office is closed for business.

         Payment of principal of, premium, if any, and interest on the securities of this series shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on securities of this series represented by a Global Security shall be made by wire transfer of immediately available funds to the Holder of such Global Security, provided that, in the case of payments of principal and premium, if any, such Global Security is first surrendered to the Paying Agent (as defined in the Senior Indenture). If any of the securities of this series are not longer represented by a Global Security, (i) payments of principal, premium, if any, and interest due at the Stated Maturity or earlier redemption of such Securities shall be made at the office of the Paying Agent upon surrender of such Securities to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (B) by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen (16) days prior to the date for payment by the Person entitled thereto.

         UNTIL THE RELEASE DATE (AS DEFINED ON THE REVERSE HEREOF), THIS SENIOR SECURED INSURED QUARTERLY NOTE SHALL BE SECURED BY FIRST MORTGAGE BONDS (THE "FIRST MORTGAGE BONDS") ISSUED AND DELIVERED BY THE COMPANY TO THE SENIOR TRUSTEE (AS DEFINED ON THE REVERSE HEREOF) UNDER THE COMPANY'S TWENTY-NINTH SUPPLEMENTAL INDENTURE DATED AS OF JULY 15, 1989, PROVIDING FOR THE RESTATEMENT OF THE INDENTURE OF MORTGAGE AND DEED OF TRUST DATED AS OF MARCH 1, 1994 BETWEEN THE COMPANY AND CITIBANK, N.A. (THE "MORTGAGE TRUSTEE") AND ROBERT T. KIRCHNER (THE"INDIVIDUAL TRUSTEE"), AS SUPPLEMENTED BY THE THIRTY-FIFTH SUPPLEMENTAL INDENTURE (AS SO SUPPLEMENTED, THE "MORTGAGE INDENTURE"). ON THE RELEASE DATE, THE SENIOR SECURED INSURED QUARTERLY NOTES SHALL CEASE TO BE SECURED BY SUCH FIRST MORTGAGE BONDS AND, AT THE COMPANY'S OPTION, EITHER (i) SHALL BECOME UNSECURED GENERAL OBLIGATIONS OF THE COMPANY OR (ii) SHALL BE SECURED BY FIRST MORTGAGE BONDS UNDER A SECURED MORTGAGE INDENTURE OTHER THAN THE MORTGAGE INDENTURE.

         Reference is made to the further provisions of this Senior Secured Insured Quarterly Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Senior Secured Insured Quarterly Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Senior Trustee under the Senior Indenture referred to on the reverse hereof.

         IN WITNESS WHEREOF, MICHIGAN CONSOLIDATED GAS COMPANY has caused this instrument to be duly executed under its corporate seal.

Dated:  June 9, 1999

                                     MICHIGAN CONSOLIDATED GAS COMPANY



                                     By:
                                         --------------------------------
                                              Title:


Attest:



By:
    -------------------------------
         Title:



                         CERTIFICATION OF AUTHENTICATION

Dated:  June 9,  1999


                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.



                                     CITIBANK, N.A., as Trustee



                                     By:
                                         ---------------------------------
                                              Authorized Signatory

                        MICHIGAN CONSOLIDATED GAS COMPANY

                  6.85% Senior Secured Insured Quarterly Notes
                                    due 2038

         (c) Senior Indenture. (1) This Senior Secured Insured Quarterly Note is one of the duly authorized issue of securities of the Company (hereinafter called the "Notes") of the series hereinafter specified, all issued or to be issued under and pursuant to an Indenture, dated as of June 1, 1998, as supplemented by the First Supplemental Indenture, dated as of June 18, 1998 and the Second Supplemental Indenture dated as of June 9, 1999, between the Company and the Trustee (as so supplemented, the "Senior Indenture"), duly executed and delivered by the Company to Citibank, N.A., as Trustee (herein called the "Senior Trustee," which term includes any successor trustee under the Senior Indenture), to which Senior Indenture reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Senior Trustee, the Company and the Holders of the Notes. The Notes may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions (if any) and may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as provided in the Indenture. This Note is one of the series designated as the 6.85% Senior Secured Insured Quarterly Notes (the "Senior Secured Insured Quarterly Notes") of the Company, which series is limited in aggregate principal amount to $55,000,000.

             (2) Interest shall be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on overdue principal and, to the extent lawful, on overdue installments of interest at the rate per annum borne by this Note. For purposes hereof, the term "Business Day" means any day other than a Saturday or Sunday or a day on which banking institutions in The City of New York are required or authorized to close.

             (c) The Company shall make payment of any principal or interest due on the Notes to the Trustee by the close of business on the second day next preceding the date on which such payment is due to the Holders of the Senior Secured Insured Quarter Notes.

             (d) The following defined terms used herein shall, unless the context otherwise requires, have the meanings specified below. Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Indenture.

             "Insurance Paying Agent" means State Street Bank and Trust Company, N.A., New York, New York, or any successor thereto, as the Fiscal Agent under the Policy.

             "Insurer" means MBIA Insurance Corporation, a New York-domiciled stock insurance corporation.

             "Policy" means the financial guaranty insurance policy issued by the insurer with respect to regularly scheduled payments due for principal of and interest on the Senior Secured Insured Quarterly Notes as provided in such policy.

         (d) Transfer. No service charge will be made for any transfer or exchange of Senior Secured Insured Quarterly Notes, but payment will be required of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         The Company shall not be required (a) to issue, transfer or exchange any Senior Secured Insured Quarterly Notes except to the Insurer during a period beginning at the opening of business fifteen (15) days before the day of the mailing of a notice pursuant to Section 12.4 of the Indenture identifying the serial numbers of the Senior Secured Insured Quarterly Notes to be called for redemption, and ending at the close of business on the day of the mailing, or
(b) to transfer or exchange any Senior Secured Insured Quarterly Notes theretofore selected for redemption in whole or in part, except the unredeemed portion of any Note redeemed in part.

         (e) Redemption at the Company's Option. The Senior Secured Insured Quarterly Notes shall be subject to redemption at the option of the Company, in whole or in part, without premium or penalty, at any time or from time to time on or after June 1, 2004 at a Redemption Price equal to 100% of the principal amount to be redeemed plus accrued but unpaid interest to the Redemption Date.

         In the event of redemption of the Senior Secured Insured Quarterly Notes in part only, a new Senior Secured Insured Quarterly Note or Notes for the unredeemed portion will be issued in the name or names of the Holders thereof upon the surrender thereof.

         The Senior Secured Insured Quarterly Notes will not have a sinking fund.

         Notice of redemption shall be given as provided in Section 12.4 of the Indenture.

         Any redemption of less than all of the Senior Secured Insured Quarterly Notes shall, with respect to the principal thereof, be divisible by $1,000.

         (f) Redemption at the Holder's Option. For purposes of this provision a "Beneficial Owner" means the Person who has the right to sell, transfer or otherwise dispose of an interest in Senior Secured Insured Quarterly Notes and the right to receive the proceeds therefrom, as well as the interest and principal payable to the Holder thereof. In general, a determination of beneficial ownership in the Senior Secured Insured Quarterly Notes will be determined by the Company, in its sole discretion, which determinations shall be final and binding on all parties.

         Unless the Senior Secured Insured Quarterly Notes have been declared due and payable prior to their maturity by reason of an Event of Default, the personal representative or other Person authorized to represent the estate of the deceased Beneficial Owner or from a surviving joint tenant(s) or tenant(s) by the entirety (each, a "Representative") of a deceased Beneficial

Owner has the right to request redemption prior to Stated Maturity of all or part of such interest, expressed in integral multiples of $1,000 principal amount, in the Senior Secured Insured Quarterly Notes, and the Company will redeem the same subject to the limitations that the Company will not be obligated to redeem, during the period from the Original Issue Date through and including June 1, 2000 (the "Initial Period"), and during any twelve-month period which ends on and includes each June 1, thereafter (each such twelve-month period being hereinafter referred to as a "Subsequent Period"), (i) on behalf of a deceased Beneficial Owner any interest principal amount of $25,000 or (ii) interests in the Senior Secured Insured Quarterly Notes in an aggregate principal amount exceeding $1,650,000. A request for redemption may initiated by the Representative of a deceased Beneficial Owner at any time and in any principal amount in integral multiples of $1,000. Representatives of deceased Beneficial Owners must make arrangements with the Participant through whom such interest is owned in order that timely presentation of redemption requests can be made by the Participant to the Senior Trustee. If the Company, although not obligated to do so, chooses to redeem interests of any deceased Beneficial Owner in the Senior Secured Insured Quarterly Notes in the Initial Period or any Subsequent Period in excess of the $25,000 limitation, such redemption, to the extent that it exceeds the $25,000 limitation for any deceased Beneficial Owner, shall not be included in the computation of the $1,650,000 limitation for such initial Period or such Subsequent Period, as the case may be, or for any succeeding Subsequent Period. Any Senior Secured Insured Note (or portion thereof) tendered pursuant to the redemption request may be withdrawn by a written request by the Representative received by the Senior Trustee at least 10 days prior to its repayment.

         Subject to the $25,000 and $1,650,000 limitations, the Company will, after the death of any Beneficial Owner, redeem the interest of such Beneficial Owner in the Senior Secured Insured Quarterly Notes within 60 days following receipt by the Senior Trustee of a redemption request. The Senior Trustee will notify the Company promptly after receipt of any redemption request and the Company will provide all funds necessary for such redemption prior to the date of redemption to the Paying Agent. If redemption requests exceed the aggregate principal amount of interests in Senior Secured Insured Quarterly Notes required to be redeemed during the Initial Period or during any Subsequent Period, then such excess redemption requests will be applied in the order received by the Senior Trustee to successive Subsequent Periods, regardless of the number of Subsequent Periods required to redeem such interests. All redemption requests will be redeemed in the order in which trustee receives the redemption request. To obtain repayment pursuant to a redemption request, the Representative must provide to the Participant (i) a written request for repayment signed by the Representative, and such signature must be guaranteed by a member firm of a registered national securities exchange or of the NASD or a commercial bank or trust company having an office or correspondent in the United States, (ii) appropriate evidence satisfactory to the Company and the Senior Trustee that (A) the Representative has authority to act on behalf of the deceased Beneficial Owner, (B) the death of such Beneficial Owner has occurred and (C) the deceased was the owner of a beneficial interest in such Senior Secured Insured Quarterly Note at the time of death, (iii) if applicable, a properly executed assigned or endorsed, and (iv) if the beneficial interest in such Senior Secured Insured Quarterly Note is held by a nominee of the deceased Beneficial Owner, a certificate satisfactory to the Senior Trustee from such nominee attesting to the deceased's ownership of a beneficial interest in such Senior

Secured Insured Quarterly Note. The Participant will provide these documents to the Senior Trustee. All questions as to the eligibility or validity of any exercise of redemption on behalf of a deceased Beneficial Owner will be determined by the Company, in its sole discretion, which determinations will be final and binding on all parties.

         For purposes of this provision an interest in Senior Secured Insured Quarterly Notes held in tenancy by the entirety, joint tenancy or by tenants in common will be deemed to be held by a single Beneficial Owner and the death of a tenant by the entirety, joint tenant or tenant in common will be deemed the death of a Beneficial Owner. The death of a Person who, during his lifetime, was entitled to subsequently all of the rights of a Beneficial Owner of an interest in the Senior Secured Insured Quarterly Notes will be deemed the death of the Beneficial Owner, regardless of the recordation of such interest on the records of the Participant, if such rights can be established to the satisfaction of the Participant and the Company.

         In the case of any redemption request which is presented pursuant to this provision and which has not been fulfilled at the time of the Company gives notice of its election to partially redeem Senior Secured Insured Quarterly Notes as described in item 3 above, such interest or portion thereof shall not be subject to redemption pursuant to such item 3 subject to redemption pursuant to this provision.

         (g)      Special Insurance Provisions.

                  (1) Supplemental Indentures. The consent of the Insurer shall be required with respect to any indenture or indentures supplemental to the Indenture requiring the consent of the Holders of the Senior Secured Insured Quarterly Notes pursuant to Section 10.2 of the Senior Indenture.

                  (2) Events of Default and Remedies. Subject to Section 1.7 of the Senior Indenture and to the Trust Indenture Act, including, without limitation, Sections 316(a)(1) and 317(a) thereof, if an Event of Default with respect to the Senior Secured Insured Quarterly Notes occurs and is continuing, the Insurer shall be entitled to control and direct the enforcement of all rights and remedies granted to the Holders of the Senior Secured Insured Quarterly Notes or the Senior Trustee for the benefit of the Holders of the Senior Secured Insured Quarterly Notes under the Senior Indenture, including, without limitation, (i) the right to accelerate the principal of the Senior Secured Insured Quarterly Notes as provided in Section 6.2 of the Indenture, and
(ii) the right to annul any such declaration of acceleration, and the Insurer shall also be entitled to approve any waiver of an Event of Default with respect to the Senior Secured Insured Quarterly Notes, the obligation of the Senior Trustee to comply with any direction to be subject to compliance with the conditions set forth in Sections 7.3(e) of the Senior Indenture (as if references in those Sections to Holders were references to the Insurer) and the protections provided to the Senior Trustee by Sections 315(d)(3) of the Trust Indenture Act shall be applicable with respect to any direction from the Insurer given pursuant thereto (as if references in said Section to Holders were references to the Insurer).

                  (3) Insurance Policy Payment Procedures. (a) If, as of the close of business on the second day next preceding any date on which payment of principal or interest is due, the Senior Trustee does not have sufficient funds for any payment of principal or interest on the due date or if the Senior Trustee has notice that any Holder has been required to disgorge payments of principal or interest on the Senior Secured Insured Quarterly Notes to a trustee in bankruptcy or creditors or others pursuant to a final judgement by a court of competent jurisdiction that such payment constitutes an avoidable preference to such Holder within the meaning of any applicable bankruptcy laws, then the Senior Trustee shall notify the Insurer or its designee of such fact by telephone or telegraph notice, confirmed in writing by registered or certified mail.

                  (b) The Senior Trustee is hereby irrevocably designated, appointed, directed and authorized to act as attorney-in-fact for Holders of the Senior Secured Insured Quarterly Notes as follows:

                           (i) If and to the extent there is a deficiency in
                  amounts required to pay interest on the Senior Secured Insured Quarterly Notes, the Senior Trustee shall (x) execute and deliver to the Insurance Paying Agent, in form satisfactory to the Insurance Paying Agent, an instrument appointing the Insurer as agent for such Holders in any legal proceeding related to the payment of such interest and an assignment to the Insurer of the claims for interest to which such deficiency relates and which are paid by the Insurer, (y) receive as designee of the respective Holders (and not as Senior Trustee) in accordance with the tenor of the Policy payment from the Insurance Paying Agent with respect to the claims for interest to assigned, and (z) disburse the same to such respective Holders; and

                           (ii) If and to the extent of a deficiency in amounts
                  required to pay principal of the Senior Secured Insured Quarterly Notes, the Senior Trustee shall (x) execute and deliver to the Insurance Paying Agent in form satisfactory to the Insurance Paying Agent an instrument appointing the Insurer as agent for such Holders in any legal proceeding relating to the payment of such principal and an assignment to the Insurer of any of the Senior Secured Insured Quarterly Notes surrendered to the Insurance Paying Agent to the extent of the principal amount thereof as has not previously been paid or for which moneys are not held by the Senior Trustee and available for such payment (but such assignment shall be delivered only if payment from the Insurance Payment Agent is received), (y) receive as designee of the respective Holders (and not as Trustee) in accordance with the tenor of the Policy payment therefor from the Insurance Paying Agent, and
                  (z) disburse the same to such Holders.

                  (c) Payments with respect to claims for interest on and principal of Senior Secured Insured Quarterly Notes disbursed by the Senior Trustee from proceeds of the Policy shall not be considered to discharge the obligation of the Company with respect to such Senior Secured Insured Quarterly Notes, and the Insurer shall become the owner of such Senior Secured Insured

Quarterly Notes and claims for the interest thereon in accordance with the tenor of the assignment made to it under the provisions of this subsection or otherwise.

                  (d) Irrespective of whether any such assignment is executed and delivered, the Company and the Senior Trustee hereby agree for the benefit of the Insurer that,

                           (i) They recognize that to the extent the Insurer
                  makes payments, directly or indirectly (as by paying through the Senior Trustee), on account of principal of or interest on the Senior Secured Insured Quarterly Notes, the Insurer will be subrogated to the rights of such Holders to receive the amount of such principal and interest from the Company, with respect thereon as provided and solely from the sources stated in the Senior Indenture and the Senior Secured Insured Quarterly Notes; and

                           (ii) They will accordingly pay to the Insurer the
                  amount of such principal and interest (including principal and interest recovered under subparagraph (ii) of the first paragraph of the Policy, which principal and interest shall be deemed past due and not to have been paid), with interest thereon as provided in the Senior Indenture and the Senior Secured Insured Quarterly Note, but only from the sources and in the manner provided herein for the payment of principal of and interest on the Senior Secured Insured Quarterly Notes of Holders, and will otherwise treat the Insurer as the owner of such rights to the extent of the amount of such principal and interest.

                  (4) Application of Term "Outstanding" to Senior Secured Insured Quarterly Notes. In the event that the principal and/or interest due on the Senior Secured Insured Quarterly Notes shall be paid by the Insurer pursuant to the Policy, the Senior Secured Insured Quarterly Notes shall remain Outstanding for all purposes of the Senior Indenture, not be considered defeased or otherwise satisfied and not be considered paid by the Company, and the Senior Indenture and all covenants, agreements and other obligations of the Company to the Holders of Senior Secured Insured Quarterly Notes shall continue to exist and such covenants, agreements and other obligations shall run to the benefit of the Insurer, and the Insurer shall be subrogated to the rights of such Holders to the extent of such payment.

                  (5) Insurer as Third Party Beneficiary. To the extent that the Senior Indenture confers upon or gives or grants to the Insurer any right, remedy or claim under or by reason of the Senior Indenture, the Insurer is hereby explicitly recognized as being a third-party beneficiary hereunder and may enforce any such right, remedy or claim conferred, given or granted hereunder.

                  (6) Notices. Any notice that is required to be given to a Holder of the Senior Secured Insured Quarterly Note or to the Senior Trustee pursuant to the Senior Indenture shall also be provided to the Insurer. All notices required to be given to the Insurer under the Senior

Indenture shall be in writing and shall be sent by registered or certified mail addressed to MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504, Attention: IPM-PCF.

                  (7) These Special Insurance Provisions shall apply notwithstanding anything in the Senior Indenture to the contrary, but only so long as the Policy shall be in full force and effect and the Insurer is not in default thereunder.

                  (8) Amendments or Supplements. The Senior Trustee, in determining whether any amendments or supplements to the Senior Indenture may be made without the consent of the Holders, or in determining whether any action should be taken, shall consider the effect of such action on the rights of the Holders as if the Policy were not in effect.

         (h) Security; Release Date. Prior to the Release Date (as hereinafter defined), the Senior Secured Insured Quarterly Notes shall be secured by First Mortgage Bonds designated as Collateral Bonds, Series C (the "Collateral Bonds"), delivered by the Company to the Senior Trustee for the benefit of the Holders of the Senior Secured Insured Quarterly Notes. Prior to the Release Date, the Company shall make payments of the principal of, and premium, if any, and or interest on, the Collateral Bonds to the Senior Trustee, which payments shall be applied by the Senior Trustee to satisfaction of all obligations then due on the Senior Secured Insured Quarterly Notes. Reference is made to the Mortgage Indenture and the Senior Indenture for a description of the rights of the Senior Trustee as holder of the Collateral Bonds, the property mortgaged and pledged under the Mortgage Indenture and the rights of the Company and of the Mortgage Trustee in respect thereof, the duties and immunities of the Mortgage Trustee and the terms and conditions upon which the Collateral Bonds are secured and the circumstances under which additional First Mortgage Bonds mays issued.

         FROM AND AFTER SUCH TIME AS ALL FIRST MORTGAGE BONDS (OTHER THAN COLLATERAL BONDS) ISSUED UNDER THE MORTGAGE INDENTURE HAVE BEEN RETIRED THROUGH PAYMENT, REDEMPTION OR OTHERWISE AT, BEFORE OR AFTER THE MATURITY THEREOF (THE "RELEASE DATE"), THE COLLATERAL BONDS SHALL CEASE TO SECURE THE SENIOR SECURED INSURED QUARTERLY NOTES IN ANY MANNER PROVIDED THAT NO DEFAULT OR EVENT OR DEFAULT HAS OCCURRED AND AT SUCH TIME IS CONTINUING UNDER THE SENIOR INDENTURE. IN CERTAIN CIRCUMSTANCES PRIOR TO THE RELEASE DATE AS PROVIDED IN THE SENIOR INDENTURE, THE COMPANY IS PERMITTED TO REDUCE THE AGGREGATE PRINCIPAL AMOUNT OF A SERIES OF COLLATERAL BONDS HELD BY THE TRUSTEE, BUT IN NO EVENT PRIOR TO THE RELEASE DATE TO AN AMOUNT LESS THAN THE AGGREGATE OUTSTANDING PRINCIPAL AMOUNT OF THE SERIES OF SENIOR SECURED INSURED QUARTERLY NOTES INITIALLY ISSUED CONTEMPORANEOUSLY WITH SUCH COLLATERAL BONDS.

         (i) Effect of Event of Default. In case an Event of Default with respect to the Senior Secured Insured Quarterly Notes shall occur and be continuing, the unpaid principal of the Senior

Secured Insured Quarterly Notes may be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Senior Indenture.

         (j) Amendments and Waivers. The Senior Indenture may be modified by the Company and the Senior Trustee without consent of any Holder with respect to certain matters as described in the Indenture. In addition, the Senior Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Senior Secured Insured Quarterly Note of each series to be affected under the Senior Indenture at any time by the Company and the Senior Trustee with the consent of the Holders of a majority in principal amount of the Senior Insured Quarterly Notes at the time Outstanding of each series to be affected. The Senior Indenture also contains provisions permitting the Holders of a majority in principal amount of the Senior Secured Insured Quarterly Note of each series at the time Outstanding, on behalf of the Holders of all Senior Secured Insured Quarterly Notes of such series, to waive compliance by the Company with certain provisions of the Senior Indenture and certain past defaults under the Senor Indenture and their consequences. Any such consent or waiver by the Holder of this Senior Secured Insured Quarterly Note shall bind such Holder and all future Holders of this Senior Secured Insured Quarterly Note and of any note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Senior Secured Insured Quarterly Note.

         (k) Obligations of Company. No reference herein to the Senior Indenture and no provision of this Senior Secured Insured Quarterly Note or of the Senior Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium, if any, and interest on this Note at the time, place, and rate and in the coin or currency herein prescribed.

         (l) Denominations, Transfer and Exchange. (1) The Senior Secured Insured Quarterly Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Senior Indenture and subject to certain limitations therein set forth, Senior Secured Insured Quarterly Notes of this Series are exchangeable for a like aggregate principal amount of Senior Secured Insured Quarterly Notes of this series of a different authorized denomination, as requested by the Holder surrendering the same.

             (2) As provided in the Senior Indenture and subject to certain limitations therein set forth, the transfer of this Senior Secured Insured Quarterly Note is registrable in the Security Register, upon surrender of this Senior Secured Insured Quarterly Note for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Senior Secured Insured Quarterly Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Senior Secured Insured Quarterly Notes of this series, and of like tenor, of authorized denominations and for the same maturity and aggregate principal amount, shall be issued to the designated transferee or transferees.

             (3) No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior to due presentment of this Senior Secured Insured Quarterly Note for registration of transfer, the Company, the Senior Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Senior Secured Insured Quarterly Note is registered as the owner hereof for all purposes, whether or not this Senior Secured Insured Quarterly Note be overdue, and neither the Company, the Senior Trustee nor any such agent shall be affected by notice to the contrary.

         (m) No Liability of Certain Persons. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under this Senior Secured Insured Quarterly Note or the Senior Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder, by accepting a Senior Secured Insured Quarterly Note, waives and releases all such liability. The waiver and release are part of the consideration for the issuance of this Senior Secured Insured Quarterly Note.

         (n) Governing Law. The Senior Indenture and this Senior Secured Insured Quarterly Note shall for all purposes be governed by, and construed in accordance with, the internal laws of the State of New York.



                             STATEMENT OF INSURANCE

         The Insurer has issued a financial guarantee insurance policy (the "Policy") containing the following provisions, such policy being on file at Citibank, N.A., New York, New York:

         The Insurer, in consideration of the payment of the premium and subject to the terms of the policy, hereby unconditionally and irrevocably guarantees to any owner, as hereinafter defined, of the following described obligations, the full and complete payment required to be made by or on behalf of the Issuer to Citibank, N.A., or its successor (the "Paying Agent"), of an amount equal to (i) the principal of (either at the stated maturity or by any advancement of maturity pursuant to a mandatory sinking fund payment) and interest on, the Obligations (as that term is defined below) as such payments shall become due but shall not be so paid (except that in the event of any acceleration of the due date of such principal by reason of mandatory or optional redemption or acceleration resulting from default or otherwise, other than any advancement of maturity pursuant to a mandatory sinking fund payment, the payments guaranteed hereby shall be made in such amounts and at such times as such payments of principal would have been due had there not been any such acceleration); and
(ii) the reimbursement of any such payment which is subsequently recovered from any owner pursuant to a final judgment by a court of competent jurisdiction that such payment constitutes an avoidable preference to such owner within the meaning of any applicable bankruptcy law. The amounts referred to in clauses (i) and (ii) of the preceding sentence shall be referred to herein collectively as the "Insured Amounts." "Obligations" shall mean:

                                   $55,000,000
                     Michigan Consolidated Gas Company 6.85%
              Senior Secured Insured Quarterly Notes Due June 2038.

         Upon receipt of telephonic or telegraphic notice, such notice subsequently confirmed in writing by registered or certified mail, or upon receipt of written notice by registered or certified mail, by the Insurer from the Paying Agent or any owner of an Obligation the payment of an Insured Amount for which is then due, that such required payment has not been made, the Insurer on the due date of such payment or within one business day after receipt of notice of such nonpayment, whichever is later, will make a deposit of funds, in an account with State Street Bank and Trust Company, N.A., in New York, New York, or its successor, sufficient for the payment of any such Insured Amounts which are then due. Upon presentment and surrender of such Obligations or presentment of such other proof of ownership of the Obligations, together with any appropriate instruments of assignment to evidence the assignment of the Insured Amounts due on the Obligations as are paid by the Insurer, and appropriate instruments to effect the appointment of the Insurer as agent for such owners of the Obligations in any legal proceeding related to payment of Insured Amounts on the Obligations, such instruments being in a form satisfactory to State Street Bank and Trust Company, N.A., State Street Bank and Trust Company, N.A. shall disburse to such owners or the Paying Agent payment of the Insured Amounts due on such Obligations, less any amount held by the Paying Agent for the payment of such Insured Amounts and legally available therefor. The policy does not insure against loss of any prepayment premium which may at any time be payable with respect to any Obligation.

         As used herein, the term "owner" shall mean the registered owner of any Obligation as indicated in the books maintained by the Paying Agent, the Issuer, or any designee of the Issuer for such purpose. The term owner shall not include the Issuer or any party hose agreement with the Issuer constitutes the underlying security for the Obligations.

         An service of process on the Insurer may be made to the Insurer at its offices located at 113 King Street, Armonk, New York 10504 and such service of process shall be valid and binding.

         This policy is non-cancelable for any reason. The premium on this policy is not refundable for any reason including te payment prior to maturity of the Obligations.

         This policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

                   -------------------------------------------

THE FOLLOWING ABBREVIATIONS SHALL BE CONSTRUED AS THOUGH THE
WORDS SET FORTH BELOW OPPOSITE EACH ABBREVIATION WERE WRITTEN OUT
IN FULL WHERE SUCH ABBREVIATION APPEARS:

TEN COM -- as tenants in common         (Name) CUST (Name) UNIF -- (Name) as
                                               Custodian
TEN ENT -- as tenants by the entirety   GIFT MIN ACT (state) for (name) under
                                                              the (State)
JF TEN -- as joint tenants with                               Uniform Gifts to
          right of survivorship                               Minor Act
          and not as tenants
          in common

ADDITIONAL ABBREVIATION MAY ALSO BE USED THOUGH NOT IN THE ABOVE
LIST.

                   -------------------------------------------

To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to

--------------------------------------------------------------------------------
             (Insert assignee's social security or tax I.D. number)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably appoint
                       ---------------------------------------------------------
agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Dated:                              Your Signature:
       --------------                               ----------------------------
                                                    (Sign exactly as your name
                                                     appears on the other
                                                     side of this Note)

Signature Guarantee:
                    ------------------------------------------------------------
                    (Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Transfer Agent, which requirements will include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Transfer Agent in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.)

Social Security Number or Taxpayer Identification
Number:
       ------------------------------------------

                                                                        Annex II

                                                                     $55,000,000


     THIS NOTE IS IN GLOBAL FORM WITHIN THE MEANING OF THE SENIOR INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR A NOTE IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY.

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company (as defined below) or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


                        MICHIGAN CONSOLIDATED GAS COMPANY

                               6.85% Senior Notes
                                    due 2039


Principal Amount:  $55,000,000

Authorized Denomination:  $25

Regular Record Date: close of business on the 15th calendar day prior to the relevant Interest Payment Date

Original Issue Date:  June 9, 1999

Stated Maturity:  June 1, 2039

Interest Payment Dates:  March 1, June 1, September 1 and December 1

Interest Rate:  6.85% per annum

     MICHIGAN CONSOLIDATED GAS COMPANY, a corporation duly organized and existing under the laws of the State of Michigan (the "Company", which term includes any successor corporation under the Senior Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, at the office or agency of the Company in The City of New York, New York, the principal sum of FIFTY-FIVE MILLION DOLLARS ($55,000,000) on June 1, 2039 (the "Stated Maturity Date"), in the coin or currency of the United States, and to pay interest thereon from the Original Issue Date shown above, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly in arrears on each Interest Payment Date as specified above, commencing on September 1, 1999 and on the Stated Maturity at the rate per annum shown above (the "Interest Rate") until the principal hereof is paid or made available for payment and on any overdue principal and on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date (other than an Interest Payment Date that is the Stated Maturity or a Redemption Date) will, as provided in the Senior Indenture, be paid to the Person in whose name this 6.85% Senior Note Due 2039 is registered on the Regular Record Date as specified above next preceding such Interest Payment Date; provided that any interest payable at Stated Maturity or on a Redemption Date will be paid to the Person to whom principal is payable. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Senior Note is registered at the close of business on a Special Record Date for the payment of such defaulted Interest to be fixed by the Senior Trustee, notice whereof shall be given to Holders of securities of this series not less than 10 days prior to such special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the securities of this series shall be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Senior Indenture.

     Payments of interest on this Senior Note will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Senior Note shall be computed and paid on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Senior Note is not a business Day, then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. "Business Day" means a day other than (i) a Saturday or a Sunday, (ii) a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to remain closed or (iii) a day on which the Corporate Trust Office is closed for business.

     Payment of principal of, premium, if any, and interest on the securities of this series shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on securities of this series represented by a Global Security shall be made by wire transfer of immediately available funds to the Holder of such Global Security, provided that, in the case of payments of principal and premium, if any, such Global Security is first surrendered to the Paying

Agent (as defined in the Senior Indenture). If any of the Securities of this series are not longer represented by a Global Security, (i) payments of principal, premium, if any, and interest due at the Stated Maturity or earlier redemption of such Securities shall be made at the office of the Paying Agent upon surrender of such Securities to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (B) by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen
(16) days prior to the date for payment by the Person entitled thereto.

     UNTIL THE RELEASE DATE (AS DEFINED ON THE REVERSE HEREOF), THIS SENIOR NOTE SHALL BE SECURED BY FIRST MORTGAGE BONDS (THE "FIRST MORTGAGE BONDS") ISSUED AND DELIVERED BY THE COMPANY TO THE SENIOR TRUSTEE (AS DEFINED ON THE REVERSE HEREOF) UNDER THE COMPANY'S TWENTY-NINTH SUPPLEMENTAL INDENTURE DATED AS OF JULY 15, 1989, PROVIDING FOR THE RESTATEMENT OF THE INDENTURE OF MORTGAGE AND DEED OF TRUST DATED AS OF MARCH 1, 1994 BETWEEN THE COMPANY AND CITIBANK, N.A. (THE "MORTGAGE TRUSTEE") AND ROBERT T. KIRCHNER (THE "INDIVIDUAL TRUSTEE"), AS SUPPLEMENTED BY THE THIRTY-FIFTH SUPPLEMENTAL INDENTURE (AS SO SUPPLEMENTED, THE "MORTGAGE INDENTURE"). ON THE RELEASE DATE, THE SENIOR NOTES SHALL CEASE TO BE SECURED BY SUCH FIRST MORTGAGE BONDS AND, AT THE COMPANY'S OPTION, EITHER (i) SHALL BECOME UNSECURED GENERAL OBLIGATIONS OF THE COMPANY OR (ii) SHALL BE SECURED BY FIRST MORTGAGE BONDS UNDER A SECURED MORTGAGE INDENTURE OTHER THAN THE MORTGAGE INDENTURE.

     Reference is made to the further provisions of this Senior Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

     This Senior Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Senior Trustee under the Senior Indenture referred to on the reverse hereof.

     IN WITNESS WHEREOF, MICHIGAN CONSOLIDATED GAS COMPANY has caused this instrument to be duly executed under its corporate seal.

Dated:    June 9, 1999

                        MICHIGAN CONSOLIDATED GAS COMPANY

                      By:
                          ----------------------------------
                             Title:
                                    ------------------------

Attest:

By:
    --------------------------------
     Title:




                         CERTIFICATION OF AUTHENTICATION

Dated:  June 9, 1999


         This is one of the Securities of the series designated therein referred to in the within-mentioned Senior Indenture.


                      CITIBANK, N.A., as Trustee



                      By:
                          ------------------------------------
                                    Authorized Signatory

                        MICHIGAN CONSOLIDATED GAS COMPANY

                               6.85% Senior Notes
                                    due 2039

     (o) Senior Indenture. (1) This Senior Note is one of the duly authorized issue of securities of the Company (hereinafter called the "Notes") of the series hereinafter specified, all issued or to be issued under and pursuant to an Indenture, dated as of June 1, 1998, as supplemented by the first supplemental Indenture, dated as of June 18, 1998 and the Second Supplemental Indenture dated as of June 9, 1999, between the Company and the Trustee (as so supplemented, the "Senior Indenture"), duly executed and delivered by the Company to Citibank, N.A., as Trustee (herein called the "Senior Trustee," which term includes any successor trustee under the Senior Indenture), to which Senior Indenture reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Senior Trustee, the Company and the Holders of the Notes. The Notes may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times , may bear interest, if any, at different rates, may be subject to different redemption provisions (if any) and may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as provided in the Indenture. This Note is one of the series designated as the 6.85% Senior Notes (the "Senior Notes") of the Company, which series is limited in aggregate principal amount to $55,000,000.

         (2) Interest shall be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on overdue principal and, to the extent lawful, on overdue installments of interest at the rate per annum borne by this Note. For purposes hereof, the term "Business Day" means any day other than a Saturday or Sunday or a day on which banking institutions in The City of New York are required or authorized to close.

         (3) The Company shall make payment of any principal or interest due on the Notes to the Trustee by the close of business on the second day next preceding the date on which such payment is due to the Holders of the Senior Notes.

         (4) The following defined terms used herein shall, unless the context otherwise requires, have the meanings specified below. Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Indenture.

         "Insurance Paying Agent" means State Street Bank and Trust Company, N.A., New York, New York, or any successor thereto, as the Fiscal Agent under the Policy.

         "Insurer" means MBIA Insurance Corporation, a New York-domiciled stock insurance corporation.

         "Policy" means the financial guaranty insurance policy issued by the insurer with respect to regularly scheduled payments due for principal of and interest on the Senior Notes as provided in such policy.

     (p) Transfer. No service charge will be made for any transfer or exchange of Senior Notes, but payment will be required of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

     The Company shall not be required (a) to issue, transfer or exchange any Senior Notes except to the Insurer during a period beginning at the opening of business fifteen (15) days before the day of the mailing of a notice pursuant to
Section 12.4 of the Indenture identifying the serial numbers of the Senior Notes to be called for redemption, and ending at the close of business on the day of the mailing, or (b) to transfer or exchange any Senior Notes theretofore selected for redemption in whole or in part, except the unredeemed portion of any Note redeemed in part.

     (q) Redemption at the Company's Option. The Senior Notes shall be subject to redemption at the option of the Company, in whole or in part, without premium or penalty, at any time or from time to time on or after June 1, 2004 at a Redemption Price equal to 100% of the principal amount to be redeemed plus accrued but unpaid interest to the Redemption Date.

     In the event of redemption of the Senior Notes in part only, a new Senior Note or Notes for the unredeemed portion will be issued in the name or names of the Holders thereof upon the surrender thereof.

     The Senior Notes will not have a sinking fund.

     Notice of redemption shall be given as provided in Section 12.4 of the Indenture.

     Any redemption of less than all of the Senior Notes shall, with respect to the principal thereof, be divisible by $25.

     (r) Special Insurance Provisions.

         (1) Supplemental Indentures. The consent of the Insurer shall be required with respect to any indenture or indentures supplemental to the Senior Indenture requiring the consent of the Holders of the Senior Notes pursuant to
Section 10.2 of the Indenture.

         (2) Events of Default and Remedies. Subject to Section 1.7 of the Indenture and to the Trust Indenture Act, including, without limitation, Sections 316(a)(1) and 317(a) thereof, if an Event of Default with respect to the Senior Notes occurs and is continuing, the Insurer shall be entitled to control and direct the enforcement of all rights and remedies granted to the Holders of the Senior Notes or the Senior Trustee for the benefit of the Holders of the Senior Notes under the Senior Indenture, including, without limitation,
(i) the right to accelerate the principal of the Senior Notes as provided in
Section 6.2 of the Senior Indenture, and (ii) the right to annul any such declaration of acceleration, and the Insurer shall also be entitled to approve any waiver of an Event of Default with respect to the Senior Notes, the obligation of the Senior Trustee to comply with any direction to be subject to compliance with the conditions set forth in Sections 7.3(e) of the Senior Indenture (as if references in those Sections to Holders were references to the Insurer) and the protections provided to the Trustee by Sections 315(d)(3) of the Trust Indenture Act shall be applicable with respect to any direction from the Insurer given pursuant thereto (as if references in said Section to Holders were references to the Insurer).

         (3) Insurance Policy Payment Procedures. (a) If, as of the close of business on the second day next preceding any date on which payment of principal or interest is due, the Trustee does not have sufficient funds for any payment of principal or interest on the due date or if the Senior Trustee has notice that any Holder has been required to disgorge payments of principal or interest on the Senior Notes to a trustee in bankruptcy or creditors or others pursuant to a final judgement by a court of competent jurisdiction that such payment constitutes an avoidable preference to such Holder within the meaning of any applicable bankruptcy laws, then the Senior Trustee shall notify the Insurer or its designee of such fact by telephone or telegraph notice, confirmed in writing by registered or certified mail.

         (b) The Trustee is hereby irrevocably designated, appointed, directed and authorized to act as attorney-in-fact for Holders of the Senior Notes as follows:

             1. If and to the extent there is a deficiency in amounts required to pay interest on the Senior Notes, the Senior Trustee shall (x) execute and deliver to the Insurance Paying Agent, in form satisfactory to the Insurance Paying Agent, an instrument appointing the Insurer as agent for such Holders in any legal proceeding related to the payment of such interest and an assignment to the Insurer of the claims for interest to which such deficiency relates and which are paid by the Insurer, (y) receive as designee of the respective Holders (and not as Senior Trustee) in accordance with the tenor of the Policy payment from the Insurance Paying Agent with respect to the claims for interest to assigned, and (z) disburse the same to such respective Holders; and

             2. If and to the extent of a deficiency in amounts required to pay principal of the Senior Notes, the Senior Trustee shall (x) execute and deliver to the Insurance Paying Agent in form satisfactory to the Insurance Paying Agent an instrument appointing the Insurer as agent for such Holders in any legal proceeding relating to the payment of such principal and an assignment to the Insurer of any of the Senior Notes surrendered to the Insurance Paying Agent to the extent of the principal amount thereof as has not previously been paid or for which moneys are not held by the Senior Trustee and available for such payment (but such assignment shall be delivered only if payment from the Insurance Payment Agent is received), (y) receive as designee of the respective Holders (and not as Trustee) in accordance with the tenor of the Policy payment therefor from the Insurance Paying Agent, and (z) disburse the same to such Holders.

         (c) Payments with respect to claims for interest on and principal of Senior Notes disbursed by the Senior Trustee from proceeds of the Policy shall not be considered to discharge the obligation of the Company with respect to such Senior Notes, and the Insurer shall become the owner of such Senior Notes and claims for the interest thereon in accordance with the tenor of the assignment made to it under the provisions of this subsection or otherwise.

         (d) Irrespective of whether any such assignment is executed and delivered, the Company and the Senior Trustee hereby agree for the benefit of the Insurer that,

             1. They recognize that to the extent the Insurer makes payments, directly or indirectly (as by paying through the Senior Trustee), on account of principal of or interest on the Senior Notes, the Insurer will be subrogated to the rights of such Holders to receive the amount of such principal and interest from the Company, with respect thereon as provided and solely from the sources stated in the Senior Indenture and the Senior Notes; and

             2. They will accordingly pay to the Insurer the amount of such principal and interest (including principal and interest recovered under subparagraph (ii) of the first paragraph of the Policy, which principal and interest shall be deemed past due and not to have been paid), with interest thereon as provided in the Senior Indenture and the Senior Note, but only from the sources and in the manner provided herein for the payment of principal of and interest on the Senior Notes of Holders, and will otherwise treat the Insurer as the owner of such rights to the extent of the amount of such principal and interest.

         (4) Application of Term "Outstanding" to Senior Notes. In the event that the principal and/or interest due on the Senior Notes shall be paid by the Insurer pursuant to the Policy, the Senior Notes shall remain Outstanding for all purposes of the Senior Indenture, not be considered defeased or otherwise satisfied and not be considered paid by the Company, and the Senior Indenture and all covenants, agreements and other obligations of the Company to the Holders of Senior Notes shall continue to exist and such covenants, agreements and other obligations shall run to the benefit of the Insurer, and the Insurer shall be subrogated to the rights of such Holders to the extent of such payment.

         (5) Insurer as Third Party Beneficiary. To the extent that the Senior Indenture confers upon or gives or grants to the Insurer any right, remedy or claim under or by reason of the Senior Indenture, the Insurer is hereby explicitly recognized as being a third-party beneficiary hereunder and may enforce any such right, remedy or claim conferred, given or granted hereunder.

         (6) Notices. Any notice that is required to be given to a Holder of the Senior Note or to the Trustee pursuant to the Senior Indenture shall also be provided to the Insurer. All notices required to be given to the Insurer under the Senior Indenture shall be in writing and shall be sent by registered or certified mail addressed to MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504, Attention: IPM-DCF.

         (7) These Special Insurance Provisions shall apply notwithstanding anything in the Senior Indenture to the contrary, but only so long as the Policy shall be in full force and effect and the Insurer is not in default thereunder.

         (8) Amendments or Supplements. The Senior Trustee, in determining whether any amendments or supplements to the Senior Indenture may be made without the consent of the Holders, or in determining whether any action should be taken, shall consider the effect of such action on the rights of the Holders as if the Policy were not in effect.

     (s) Security; Release Date. Prior to the Release Date (as hereinafter defined), the Senior Notes shall be secured by First Mortgage Bonds designated as Collateral Bonds, Series D (the "Collateral Bonds"), delivered by the Company to the Senior Trustee for the benefit of the Holders of the Senior Notes. Prior to the Release Date, the Company shall make payments of the principal of, and premium, if any, and or interest on, the Collateral Bonds to the Senior Trustee, which payments shall be applied by the Senior Trustee to satisfaction of all obligations then due on the Senior Notes. Reference is made to the Mortgage Indenture and the Senior Indenture for a description of the rights of the Senior Trustee as holder of the Collateral Bonds, the property mortgaged and pledged under the Mortgage Indenture and the rights of the Company and of the Mortgage Trustee in respect thereof, the duties and immunities of the Mortgage Trustee and the terms and conditions upon which the Collateral Bonds are secured and the circumstances under which additional First Mortgage Bonds mays issued.

     FROM AND AFTER SUCH TIME AS ALL FIRST MORTGAGE BONDS (OTHER THAN COLLATERAL BONDS) ISSUED UNDER THE MORTGAGE INDENTURE HAVE BEEN RETIRED THROUGH PAYMENT, REDEMPTION OR OTHERWISE AT, BEFORE OR AFTER THE MATURITY THEREOF (THE "RELEASE DATE"), THE COLLATERAL BONDS SHALL CEASE TO SECURE THE SENIOR NOTES IN ANY MANNER PROVIDED THAT NO DEFAULT OR EVENT OR DEFAULT HAS OCCURRED AND AT SUCH TIME IS CONTINUING UNDER THE SENIOR INDENTURE. IN CERTAIN CIRCUMSTANCES PRIOR TO THE RELEASE DATE AS PROVIDED IN THE SENIOR INDENTURE, THE COMPANY IS PERMITTED TO REDUCE THE AGGREGATE PRINCIPAL AMOUNT OF A SERIES OF COLLATERAL BONDS HELD BY THE TRUSTEE, BUT IN NO EVENT PRIOR TO THE RELEASE DATE TO AN AMOUNT LESS THAN THE AGGREGATE OUTSTANDING PRINCIPAL AMOUNT OF THE SERIES OF SENIOR NOTES INITIALLY ISSUED CONTEMPORANEOUSLY WITH SUCH COLLATERAL BONDS.

     (t) Effect of Event of Default. In case an Event of Default with respect to the Senior Notes shall occur and be continuing, the unpaid principal of the Senior Notes may be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Senior Indenture.

     (u) Amendments and Waivers. The Senior Indenture may be modified by the Company and the Senior Trustee without consent of any Holder with respect to certain matters as described in the Indenture. In addition, the Senior Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Senior Note of each series to be affected under the Senior Indenture at any time by the Company and the Senior Trustee with the consent of the Holders of a majority in principal amount of the Senior Notes at the time Outstanding of each series to be affected. The Senior Indenture also contains provisions permitting the Holders of a majority in principal amount of the Senior Note of each series at the time Outstanding, on behalf of the Holders of all Senior Notes of such series, to waive compliance by the Company with certain provisions of the Senior Indenture and certain past defaults under the Senor Indenture and their consequences. Any such consent or waiver by the Holder of this Senior Note shall bind such Holder and all future Holders of this Senior Note and of any note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Senior Note.

     (v) Obligations of Company. No reference herein to the Senior Indenture and no provision of this Senior Note or of the Senior Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium, if any, and interest on this Note at the time, place, and rate and in the coin or currency herein prescribed.

     (w) Denominations, Transfer and Exchange. (1) The Senior Notes are issuable only in registered form without coupons in denominations of $25 and any integral multiple thereof. As provided in the Senior Indenture and subject to certain limitations therein set forth, Senior Notes of this Series are exchangeable for a like aggregate principal amount of Senior Notes of this series of a different authorized denomination, as requested by the Holder surrendering the same.

         (2) As provided in the Senior Indenture and subject to certain limitations therein set forth, the transfer of this Senior Note is registrable in the Security Register, upon surrender of this Senior Note for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Senior Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Senior Notes of this series, and of like tenor, of authorized denominations and for the same maturity and aggregate principal amount, shall be issued to the designated transferee or transferees.

         (3) No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior to due presentment of this Senior Note for registration of transfer, the Company, the Senior Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Senior Note is registered as the owner hereof for all purposes, whether or not this Senior Note be overdue, and neither the Company, the Senior Trustee nor any such agent shall be affected by notice to the contrary.

     (x) No Liability of Certain Persons. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under this Senior Note or the Senior Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder, by accepting a Senior Note, waives and releases all such liability. The waiver and release are part of the consideration for the issuance of this Senior Note.

     (y) Governing Law. The Senior Indenture and this Senior Note shall for all purposes be governed by, and construed in accordance with, the internal laws of the State of New York.

                             STATEMENT OF INSURANCE

     The Insurer has issued a financial guaranty insurance policy (the "Policy") containing the following provisions, such policy being on file at Citibank, N.A. in New York, New York:

     The Insurer, in consideration of the payment of the premium and subject to the terms of the policy, hereby unconditionally and irrevocably guarantees to any owner, as hereinafter defined, of the following described obligations, the full and complete payment required to be made by or on behalf of the Issuer to Citibank, N.A. or its successor (the "Paying Agent"), of an amount equal to (i) the principal of (either at the stated maturity or by any advancement of maturity pursuant to a mandatory sinking fund payment) and interest on, the Obligations (as that term is defined below) as such payments shall become due but shall not be so paid (except that in the event of any acceleration of the due date of such principal by reason of mandatory or optional redemption or acceleration resulting from default or otherwise, other than any advancement of maturity pursuant to a mandatory sinking fund payment, the payments guaranteed hereby shall be made in such amounts and at such times as such payments of principal would have been due had there not been any such acceleration); and
(ii) the reimbursement of any such payment which is subsequently recovered from any owner pursuant to a final judgment by a court of competent jurisdiction that such payment constitutes an avoidable preference to such owner within the meaning of any applicable bankruptcy law. The amounts referred to in clauses (i) and (ii) of the preceding sentence shall be referred to herein collectively as the "Insured Amounts." "Obligations" shall mean:

                                   $55,000,000
                        Michigan Consolidated Gas Company
                          6.85% Senior Notes Due 2039.

     Upon receipt of telephonic or telegraphic notice, such notice subsequently confirmed in writing by registered or certified mail, or upon receipt of written notice by registered or certified mail, by the Insurer from the Paying Agent or any owner of an Obligation the payment of an Insured Amount for which is then due, that such required payment has not been made, the Insurer on the due date of such payment or within one business day after receipt of notice of such nonpayment, whichever is later, will make a deposit of funds, in an account with State Street Bank and Trust Company, N.A., in New York, New York, or its successor, sufficient for the payment of any such Insured Amounts which are then due. Upon presentment and surrender of such Obligations or presentment of such other proof of ownership of the Obligations, together with any appropriate instruments of assignment to evidence the assignment of the Insured Amounts due on the Obligations as are paid by the Insurer, and appropriate instruments to effect the appointment of the Insurer as agent for such owners of the Obligations in any legal proceeding related to payment of Insured Amounts on the Obligations, such instruments being in a form satisfactory to State Street Bank and Trust Company, N.A., State Street Bank and Trust Company, N.A. shall disburse to such owners or the Paying Agent payment of the Insured Amounts due on such Obligations, less any amount held by the Paying Agent for the payment of such Insured Amounts and legally available therefor. The policy does not insure against loss of any prepayment premium which may at any time be payable with respect to any Obligation.

     As used herein, the term "owner" shall mean the registered owner of any Obligation as indicated in the books maintained by the Paying Agent, the Issuer, or any designee of the Issuer for such purpose. The term owner shall not include the Issuer or any party hose agreement with the Issuer constitutes the underlying security for the Obligations.

     An service of process on the Insurer may be made to the Insurer at its offices located at 113 King Street, Armonk, New York 10504 and such service of process shall be valid and binding.

     This policy is non-cancelable for any reason. The premium on this policy is not refundable for any reason including te payment prior to maturity of the Obligations.

     This policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

                   -------------------------------------------

THE FOLLOWING ABBREVIATIONS SHALL BE CONSTRUED AS THOUGH THE
WORDS SET FORTH BELOW OPPOSITE EACH ABBREVIATION WERE WRITTEN OUT
IN FULL WHERE SUCH ABBREVIATION APPEARS:

TEN COM -- as tenants in common         (Name) CUST (Name) UNIF -- (Name) as
                                               Custodian
TEN ENT -- as tenants by the entirety   GIFT MIN ACT (state) for (name) under
                                                              the (State)
JF TEN -- as joint tenants with                               Uniform Gifts to
          right of survivorship                               Minor Act
          and not as tenants
          in common

ADDITIONAL ABBREVIATION MAY ALSO BE USED THOUGH NOT IN THE ABOVE
LIST.

                   -------------------------------------------

To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to

--------------------------------------------------------------------------------
             (Insert assignee's social security or tax I.D. number)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably appoint
                       ---------------------------------------------------------
agent to transfer this Note on the books of the Company. the agent may substitute another to act for him.

Dated:                              Your Signature:
       --------------                               ----------------------------
                                                    (Sign exactly as your name
                                                     appears on the other
                                                     side of this Note)

Signature Guarantee:
                    ------------------------------------------------------------
                    (Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Transfer Agent, which requirements will include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Transfer Agent in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.)

Social Security Number or Taxpayer Identification
Number:
       ------------------------------------------

                                                                       ANNEX III


No.                                                             Principal Amount

                                                                     $55,000,000


                        MICHIGAN CONSOLIDATED GAS COMPANY
                    FIRST MORTGAGE BONDS, COLLATERAL SERIES C
                                being a series of
                              FIRST MORTGAGE BONDS

ORIGINAL ISSUE DATE: June 9, 1999                    MATURITY DATE: June 1, 2038

THE FIRST MORTGAGE BONDS, COLLATERAL SERIES C (HEREINAFTER, "COLLATERAL BONDS"), REPRESENTED BY THIS CERTIFICATE ARE BEING ISSUED AND DELIVERED BY THE COMPANY TO CITIBANK, N.A., AS TRUSTEE (IN SUCH CAPACITY, THE "SENIOR TRUSTEE") UNDER AN INDENTURE, DATED AS OF JUNE 1, 1998 BETWEEN THE COMPANY AND THE SENIOR TRUSTEE, AS SUPPLEMENTED BY THE FIRST SUPPLEMENTAL INDENTURE THERETO DATED AS OF JUNE 18, 1998 AND THE SECOND SUPPLEMENTAL INDENTURE THRETO DATED AS OF JUNE 9, 1999 (AS SO SUPPLEMENTED, THE "SENIOR INDENTURE"). THE COLLATERAL BONDS ARE TO BE HELD IN TRUST AS COLLATERAL FOR THE BENEFIT OF THE HOLDERS OF $55,000,000 AGGREGATE PRINCIPAL AMOUNT OF 6.85% SENIOR SECURED INSURED QUARTERLY NOTES DUE 2038 (THE "RELATED NOTES") ISSUED PURSUANT TO THE SENIOR INDENTURE.

THE COLLATERAL BONDS MAY NOT BE SOLD OR OTHERWISE TRANSFERRED (EXCEPT TO A SUCCESSOR TRUSTEE) UNTIL THE EARLIER OF THE RELEASE DATE (AS DEFINED BELOW) OR THE PRIOR RETIREMENT OF THE RELATED NOTES THROUGH REDEMPTION, REPURCHASE OR OTHERWISE.

THE INTEREST RATE ON THE COLLATERAL BONDS SHALL AT ALL TIMES BE IDENTICAL TO THAT OF, AND SHALL BE ESTABLISHED IN THE MANNER SET FORTH IN, THE RELATED NOTES, A FORM OF WHICH IS ANNEXED HERETO AS ANNEX I.

THE INTEREST PAYMENT DATES IN RESPECT OF THE COLLATERAL BONDS SHALL AT ALL TIMES BE IDENTICAL TO THOSE OF, AND SHALL BE ESTABLISHED IN THE MANNER SET FORTH IN, THE RELATED NOTES.

THE COMPANY SHALL MAKE PAYMENTS OF THE PRINCIPAL OF, AND PREMIUM, IF ANY, AND INTEREST ON, THE COLLATERAL BONDS, TO THE SENIOR TRUSTEE, WHICH PAYMENTS SHALL BE APPLIED BY THE SENIOR TRUSTEE TO THE SATISFACTION OF OBLIGATIONS ON THE RELATED NOTES.

THE MATURITY DATE SPECIFIED ABOVE IS ALSO THE MATURITY DATE OF THE RELATED
NOTES.

MICHIGAN CONSOLIDATED GAS COMPANY (hereinafter called the "Company"), a corporation of the State of Michigan, for value received, hereby promises to pay to CITIBANK, N.A., as trustee for the benefit of the holders of the Related Notes, or registered assigns (in such capacity, the "Senior Trustee"), the sum of FIFTY-FIVE MILLION DOLLARS ($55,000,000).

         The Maturity Date specified above, at the corporate trust office of the Mortgage Trustee hereinafter named in the Borough of Manhattan, The City of New York, New York, or at the principal office of any successor in trust, in lawful money of the United States of America, and to pay interest thereon at the Interest Rate(s) from time to time specified in or determined pursuant to the Related Notes, in like lawful money payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, New York on such interest payment date(s) and on the Maturity Date (each an "Interest Payment Date") as provided in the Related Notes, from the Original Issue Date specified above or from the most recent Interest Payment Date to which interest has been paid, commencing on the Interest Payment Date next succeeding the Original Issue Date until the Company's obligation with respect to the payment of such principal sum shall be discharged provided in the Secured Indenture hereinafter mentioned and the Senior Indenture. If the date of the Collateral Bonds presented by this certificate is after a Record Date (as defined below) with respect to any Interest Payment Date and prior to the Interest Payment Date, then payment of interest shall commence on the second Interest Payment Date succeeding the date. If the Company shall default in the payment of interest due on any Interest Payment Date, then interest shall be payable from the next preceding Interest Payment Date to which interest has been paid, or, if no such interest has been paid on the Collateral Bonds represented by this certificate, from the Original Issue Date. So long as there is no existing default in the payment of interest, the person in whose name the Collateral Bonds represented by this certificate were registered at the close of business on the relevant Record Date with respect to an Interest Payment Date shall be entitled to receive the interest payable on such Interest Payment Date, except that if the Company shall default in the payment of interest due on such Interest Payment Date, such defaulted interest shall be paid to the person in whose name the Collateral Bonds presented by this Certificate are registered on the Record Date for the Interest Payment Date fixed by the Company for the payment of such defaulted interest, provided that in no case shall such Record Date be less than ten days after notice thereof shall have been mailed to all registered holders of Collateral Bonds. The term "Record Date" as used herein with respect to any Interest Payment Date shall mean the last Business Day which is more than ten calendar days prior to such Interest Payment Date.

         "Business Day" means any day other than a Saturday or Sunday or a day on which banking institutions in The City of New York are required or authorized to close.

         The bonds represented by this certificate, of the series hereinafter specified, are bonds of the Company (herein called the "bonds") known as its "First Mortgage Bonds", issued and to be issued in one or more series under, and all equally and ratably secured by, an Indenture of Mortgage and Deed of Trust dated as of March 1, 1944, duly executed by the Company to City Bank Farmers Trust Company (now known as Citibank, N.A., successor trustee, as "Mortgage Trustee") Ralph E. Morton (Robert T. Kirchner, successor individual trustee and, together with Citibank, N.A., the "Secured Trustees") as restated in Part II of the Twenty-ninth Supplemental Indenture dated as of July 15, 1989, which became effective on April 1, 1994, to which indenture and all indentures supplemental thereto executed on and after July 15, 1989 reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the terms and conditions upon which the bonds are, and are to be, issued and secured, and the rights of the holders of the bonds of the Secured Trustees in respect of such security (which indenture and all indentures supplemental thereto, including the Thirty-fifth Supplemental Indenture dated as of June 18, 1998, are hereinafter collectively called the "Secured Indenture"). As provided in the Secured Indenture, the bonds may be for various principal sums and are issuable in series which may mature at different times, may bear interest at different rates and may otherwise vary as therein provided. The bonds represented by this certificate are part of a Series designated "Collateral Bonds," herein called Collateral Bonds, created by the Thirty-fifth Supplemental Indenture dated as of June 18, 1998, as provided for in the Secured Indenture.

         With the consent of the Company and to the extent permitted by and as provided in the Secured Indenture and the Senior Indenture, the rights and obligations of the Company and/or the rights of the holders of the Collateral Bonds of the thirty-second Series and/or the terms and provisions of the Secured Indenture may be modified or altered by such affirmative vote or votes of the holders of the Related Notes then outstanding as are specified in the Senior Indenture.

         The Collateral Bonds shall be redeemed if and to the extent Related Notes are redeemed, as provided in the Senior Indenture with respect to the Related Notes and in the Related Notes.

         In case an event of default as defined in the Secured Indenture or the Senior Indenture shall occur, the principal of the Collateral Bonds may become or be declared due and payable in the manner, with the effect, and subject to the conditions provided in the Secured Indenture and the Senior Indenture.

         The Senior Trustee has agreed pursuant to the Senior Indenture to hold the Collateral Bonds as collateral for the benefit of the holders of the Related Notes under all circumstances and not to transfer (except to a successor trustee) such Collateral Bonds until the earlier of the Release Date or the prior retirement of the Related Notes through redemption, purchase or otherwise. "Release Date" means the date on which all First Mortgage Bonds of the Company issued and outstanding under the Secured Indenture, other than the Collateral Bonds (as defined in the Senior Indenture), have been retired (at, before or after the maturity hereof) through payment, redemption or otherwise provided that no default or event of default has occurred and is continuing under the Senior Indenture. On the Release Date, the Senior Trustee shall deliver to the Company for cancellation all Collateral Bonds, and the Company shall cause the Senior Trustee to provide notice to all holders of Related Notes of the occurrence of the Release Date.

As a result, on the Release Date, the Collateral Bonds shall cease to secure the Related Notes. Following the Release Date, the Company shall cause the Secured Indenture to be closed, and the Company shall issue any additional Collateral Bonds to be issued thereunder. From and after the Release Date, the Company's obligations in respect of the Collateral Bonds shall be satisfied and discharged.

         No recourse shall be had for the payment of the principal of, or the interest on, the Collateral Bonds, or for any claim based hereon or otherwise in respect of the Collateral Bonds or the Secured Indenture, Senior Indenture or any Indenture supplemental to either thereof, or against any incorporator, stockholder, director or officer, past, present or future, the Company, as such, or any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, state or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability, whether at common law, in equity, by any constitution, statute or otherwise, of incorporators, stockholders, directors or officers being waived and released by the owner hereof and every owner of any Related Note by the acceptance of the Collateral Bonds or such Related Note, as the case may be, and as part of the consideration for the issue thereof, and being likewise waived and released pursuant to the Secured Indenture and the Senior Indenture.

         The Collateral Bonds shall not be valid or become obligatory for any purpose unless and until the certificate of authentication hereon shall have been manually executed by the Mortgage Trustee or its successor in trust under the Secured Indenture.

         IN WITNESS WHEREOF, MICHIGAN CONSOLIDATED GAS COMPANY has caused this bond to be executed under its name with the signature of its Chairman, President, Vice Chairman or a Vice-President, or any other officer selected by the Board of Directors under its corporate seal, which may be a facsimile, attested with the signature of its Secretary or one of its Assistant Secretary.



Dated:   June 9, 1999

                                     MICHIGAN CONSOLIDATED GAS COMPANY

                                     By:
                                         --------------------------------
                                          Title:

Attest:

By:
    ---------------------------
     Title:

                          CERTIFICATE OF AUTHENTICATION

         This is one of the bonds of the series designated therein, described in the within--mentioned Indenture and Thirty-fifth Supplemental Indenture.


Dated:       June 9, 1999

                                      CITIBANK, N.A., as Trustee

                                      By:
                                         ------------------------------
                                                 Authorized Signatory

                                                                        ANNEX IV


No.                                                             Principal Amount

                                                                     $55,000,000


                        MICHIGAN CONSOLIDATED GAS COMPANY
                    FIRST MORTGAGE BONDS, COLLATERAL SERIES D
                                being a series of
                              FIRST MORTGAGE BONDS

ORIGINAL ISSUE DATE: June 9, 1999                    MATURITY DATE: June 1, 2039

THE FIRST MORTGAGE BONDS, COLLATERAL SERIES D (HEREINAFTER, "COLLATERAL BONDS"), REPRESENTED BY THIS CERTIFICATE ARE BEING ISSUED AND DELIVERED BY THE COMPANY TO CITIBANK, N.A., AS TRUSTEE (IN SUCH CAPACITY, THE "SENIOR TRUSTEE") UNDER AN INDENTURE, DATED AS OF JUNE 1, 1998 BETWEEN THE COMPANY AND THE SENIOR TRUSTEE, AS SUPPLEMENTED BY THE FIRST SUPPLEMENTAL INDENTURE THERETO DATED AS OF JUNE 18, 1998 AND THE SECOND SUPPLEMENTAL INDENTURE THRETO DATED AS OF JUNE 9, 1999 (AS SO SUPPLEMENTED, THE "SENIOR INDENTURE"). THE COLLATERAL BONDS ARE TO BE HELD IN TRUST AS COLLATERAL FOR THE BENEFIT OF THE HOLDERS OF $55,000,000 AGGREGATE PRINCIPAL AMOUNT OF 6.85% SENIOR NOTES DUE 2039 (THE "RELATED NOTES") ISSUED PURSUANT TO THE SENIOR INDENTURE.

THE COLLATERAL BONDS MAY NOT BE SOLD OR OTHERWISE TRANSFERRED (EXCEPT TO A SUCCESSOR TRUSTEE) UNTIL THE EARLIER OF THE RELEASE DATE (AS DEFINED BELOW) OR THE PRIOR RETIREMENT OF THE RELATED NOTES THROUGH REDEMPTION, REPURCHASE OR OTHERWISE.

THE INTEREST RATE ON THE COLLATERAL BONDS SHALL AT ALL TIMES BE IDENTICAL TO THAT OF, AND SHALL BE ESTABLISHED IN THE MANNER SET FORTH IN, THE RELATED NOTES, A FORM OF WHICH IS ANNEXED HERETO AS ANNEX I.

THE INTEREST PAYMENT DATES IN RESPECT OF THE COLLATERAL BONDS SHALL AT ALL TIMES BE IDENTICAL TO THOSE OF, AND SHALL BE ESTABLISHED IN THE MANNER SET FORTH IN, THE RELATED NOTES.

THE COMPANY SHALL MAKE PAYMENTS OF THE PRINCIPAL OF, AND PREMIUM, IF ANY, AND INTEREST ON, THE COLLATERAL BONDS, TO THE SENIOR TRUSTEE, WHICH PAYMENTS SHALL BE APPLIED BY THE SENIOR TRUSTEE TO THE SATISFACTION OF OBLIGATIONS ON THE RELATED NOTES.

THE MATURITY DATE SPECIFIED ABOVE IS ALSO THE MATURITY DATE OF THE RELATED
NOTES.

MICHIGAN CONSOLIDATED GAS COMPANY (hereinafter called the "Company"), a corporation of the State of Michigan, for value received, hereby promises to pay to CITIBANK, N.A., as trustee for the benefit of the holders of the Related Notes, or registered assigns (in such capacity, the "Senior Trustee"), the sum of FIFTY-FIVE MILLION DOLLARS ($55,000,000).

         The Maturity Date specified above, at the corporate trust office of the Mortgage Trustee hereinafter named in the Borough of Manhattan, The City of New York, New York, or at the principal office of any successor in trust, in lawful money of the United States of America, and to pay interest thereon at the Interest Rate(s) from time to time specified in or determined pursuant to the Related Notes, in like lawful money payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, New York on such interest payment date(s) and on the Maturity Date (each an "Interest Payment Date") as provided in the Related Notes, from the Original Issue Date specified above or from the most recent Interest Payment Date to which interest has been paid, commencing on the Interest Payment Date next succeeding the Original Issue Date until the Company's obligation with respect to the payment of such principal sum shall be discharged provided in the Secured Indenture hereinafter mentioned and the Senior Indenture. If the date of the Collateral Bonds presented by this certificate is after a Record Date (as defined below) with respect to any Interest Payment Date and prior to the Interest Payment Date, then payment of interest shall commence on the second Interest Payment Date succeeding the date. If the Company shall default in the payment of interest due on any Interest Payment Date, then interest shall be payable from the next preceding Interest Payment Date to which interest has been paid, or, if no such interest has been paid on the Collateral Bonds represented by this certificate, from the Original Issue Date. So long as there is no existing default in the payment of interest, the person in whose name the Collateral Bonds represented by this certificate were registered at the close of business on the relevant Record Date with respect to an Interest Payment Date shall be entitled to receive the interest payable on such Interest Payment Date, except that if the Company shall default in the payment of interest due on such Interest Payment Date, such defaulted interest shall be paid to the person in whose name the Collateral Bonds presented by this Certificate are registered on the Record Date for the Interest Payment Date fixed by the Company for the payment of such defaulted interest, provided that in no case shall such Record Date be less than ten days after notice thereof shall have been mailed to all registered holders of Collateral Bonds. The term "Record Date" as used herein with respect to any Interest Payment Date shall mean the last Business Day which is more than ten calendar days prior to such Interest Payment Date.

         "Business Day" means any day other than a Saturday or Sunday or a day on which banking institutions in The City of New York are required or authorized to close.

         The bonds represented by this certificate, of the series hereinafter specified, are bonds of the Company (herein called the "bonds") known as its "First Mortgage Bonds", issued and to be issued in one or more series under, and all equally and ratably secured by, an Indenture of Mortgage and Deed of Trust dated as of March 1, 1944, duly executed by the Company to City Bank Farmers Trust Company (now known as Citibank, N.A., successor trustee, as "Mortgage Trustee") Ralph E. Morton (Robert T. Kirchner, successor individual trustee and, together with Citibank, N.A., the "Secured Trustees") as restated in Part II of the Twenty-ninth Supplemental Indenture dated as of July 15, 1989, which became effective on April 1, 1994, to which indenture and all indentures supplemental thereto executed on and after July 15, 1989 reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the terms and conditions upon which the bonds are, and are to be, issued and secured, and the rights of the holders of the bonds of the Secured Trustees in respect of such security (which indenture and all indentures supplemental thereto, including the Thirty-fifth Supplemental Indenture dated as of June 18, 1998, are hereinafter collectively called the "Secured Indenture"). As provided in the Secured Indenture, the bonds may be for various principal sums and are issuable in series which may mature at different times, may bear interest at different rates and may otherwise vary as therein provided. The bonds represented by this certificate are part of a Series designated "Collateral Bonds," herein called Collateral Bonds, created by the Thirty-fifth Supplemental Indenture dated as of June 18, 1998, as provided for in the Secured Indenture.

         With the consent of the Company and to the extent permitted by and as provided in the Secured Indenture and the Senior Indenture, the rights and obligations of the Company and/or the rights of the holders of the Collateral Bonds of the thirty-second Series and/or the terms and provisions of the Secured Indenture may be modified or altered by such affirmative vote or votes of the holders of the Related Notes then outstanding as are specified in the Senior Indenture.

         The Collateral Bonds shall be redeemed if and to the extent Related Notes are redeemed, as provided in the Senior Indenture with respect to the Related Notes and in the Related Notes.

         In case an event of default as defined in the Secured Indenture or the Senior Indenture shall occur, the principal of the Collateral Bonds may become or be declared due and payable in the manner, with the effect, and subject to the conditions provided in the Secured Indenture and the Senior Indenture.

         The Senior Trustee has agreed pursuant to the Senior Indenture to hold the Collateral Bonds as collateral for the benefit of the holders of the Related Notes under all circumstances and not to transfer (except to a successor trustee) such Collateral Bonds until the earlier of the Release Date or the prior retirement of the Related Notes through redemption, purchase or otherwise. "Release Date" means the date on which all First Mortgage Bonds of the Company issued and outstanding under the Secured Indenture, other than the Collateral Bonds (as defined in the Senior Indenture), have been retired (at, before or after the maturity hereof) through payment, redemption or otherwise provided that no default or event of default has occurred and is continuing under the Senior Indenture. On the Release Date, the Senior Trustee shall deliver to the Company for cancellation all Collateral Bonds, and the Company shall cause the Senior Trustee to provide notice to all holders of Related Notes of the occurrence of the Release Date.

As a result, on the Release Date, the Collateral Bonds shall cease to secure the Related Notes. Following the Release Date, the Company shall cause the Secured Indenture to be closed, and the Company shall issue any additional Collateral Bonds to be issued thereunder. From and after the Release Date, the Company's obligations in respect of the Collateral Bonds shall be satisfied and discharged.

         No recourse shall be had for the payment of the principal of, or the interest on, the Collateral Bonds, or for any claim based hereon or otherwise in respect of the Collateral Bonds or the Secured Indenture, Senior Indenture or any Indenture supplemental to either thereof, or against any incorporator, stockholder, director or officer, past, present or future, the Company, as such, or any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, state or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability, whether at common law, in equity, by any constitution, statute or otherwise, of incorporators, stockholders, directors or officers being waived and released by the owner hereof and every owner of any Related Note by the acceptance of the Collateral Bonds or such Related Note, as the case may be, and as part of the consideration for the issue thereof, and being likewise waived and released pursuant to the Secured Indenture and the Senior Indenture.

         The Collateral Bonds shall not be valid or become obligatory for any purpose unless and until the certificate of authentication hereon shall have been manually executed by the Mortgage Trustee or its successor in trust under the Secured Indenture.

         IN WITNESS WHEREOF, MICHIGAN CONSOLIDATED GAS COMPANY has caused this bond to be executed under its name with the signature of its Chairman, President, Vice Chairman or a Vice-President, or any other officer selected by the Board of Directors under its corporate seal, which may be a facsimile, attested with the signature of its Secretary or one of its Assistant Secretary.



Dated:   June 9, 1999

                                     MICHIGAN CONSOLIDATED GAS COMPANY

                                     By:
                                        --------------------------------
                                          Title:

Attest:

By:
   ----------------------------
     Title:

                          CERTIFICATE OF AUTHENTICATION

         This is one of the bonds of the series designated therein, described in the within--mentioned Indenture and Thirty-fifth Supplemental Indenture.


Dated:       June 9, 1999

                                     CITIBANK, N.A., as Trustee

                                     By:
                                         ---------------------------------
                                                  Authorized Signatory